SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of the earliest event reported)

                                 MARCH 10, 2003
                                 --------------


                   TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                       ----------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


            0-22382                                 56-1051491
     ----------------------             ----------------------------------
     Commission File Number             I.R.S. Employer Identification No.



         1701 PARK CENTER DRIVE, ORLANDO, FLORIDA               32835
         ----------------------------------------              --------
          Address of Principal Executive Office                Zip Code


                                  407-253-5000
                               ------------------
               Registrant's Telephone Number, Including Area Code



                              OPTIONS TALENT GROUP
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 10, 2003, Merdinger, Fruchter, Rosen & Company, P.C. (the Former Accountant), who has served as the Registrant's principal accountant, pursuant to its decision to cease auditing publicly traded companies resigned from its engagement with the Registrant. Following the resignation of the Former Accountant, the Board of Director of the Registrant has engaged in a search for an independent accountant to replace the Former Accountant.

During the fiscal year ended July 31, 2002, the report from the Former Accountant contained a qualification about the Registrant's ability to continue as a going concern. Management's plans in regards to these matter are described in Note 18 of the Notes to Consolidated Financial Statement contained in the Registrant's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002.

The Board of Directors has approved the resignation of the Former Accountant.

During the last two most recent fiscal years and the subsequent interim period preceding the Former Accountant's resignation, there were no disagreements with the Former Accountant, whether or not resolved, of any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved, would have caused the Former Accountant to make a reference to the subject matter of the disagreements in connection with its report.

During the last two most recent fiscal years and the interim period preceding the Former Accountant's resignation, there were no "reportable events" as defined by Regulation S-K, Item 304 (a)(1)(v)(A) through (D).

A letter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the information contained in this report has been filed as an exhibit to this report.

ITEM 7. EXHIBITS

Exhibit No.       Description
-----------       -----------

     16           Letter from Merdinger, Fruchter, Rosen & Company, P.C.
                  dated March 13, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.

                                     By: /s/ Mark Tolner
                                         ---------------
                                         Mark Tolner
                                         Chief Executive Officer
Date: March 13, 2003